T. Rowe Price Institutional Core Plus Fund

Supplement to Prospectus Dated October 1, 2019, as supplemented

On July 31, 2020, the Board of Directors (“Board”) of the T. Rowe Price Institutional Core Plus Fund (“Fund”) approved restructuring the Fund’s fees and expenses, effective September 1, 2020. In addition, the Board approved a plan of reorganization pursuant to which the Fund will transfer substantially all of its assets and liabilities to the T. Rowe Price Total Return Fund (“Acquiring Fund”) in exchange for I Class shares of equal value of the Acquiring Fund on or about November 30, 2020 (“Reorganization”). Following the transfer, the I Class shares received in the exchange will be distributed to the Fund’s shareholders in complete liquidation of the Fund. The Reorganization does not require approval by the Fund’s shareholders.

The Fund currently pays T. Rowe Price Associates, Inc. (“T. Rowe Price”) an all-inclusive management fee of 0.40% based on the Fund’s average daily net assets that includes investment management services and ordinary, recurring operating expenses (with certain limited exceptions). Effective September 1, 2020, the management fee will no longer include ordinary recurring operating expenses, and the Fund will incur its ordinary operating expenses directly. The management fee will consist of two components—an “individual fund fee,” and a “group fee” that declines as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets. On September 1, 2020, the annual group fee rate was 0.29%. The individual fund fee, also applied to the fund’s average daily net assets, will be 0.08%, which, when combined with the group fee rate, will result in a combined management fee rate of 0.37% of average daily net assets. In order to ensure that Fund shareholders will not pay more under the new fee and expense structure, T. Rowe Price has agreed to indefinitely waive the Fund’s fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses, which are the expenses excluded under the Fund’s all-inclusive management fee) that would cause the Fund’s ratio of expenses to average daily net assets to exceed 0.40%.

Accordingly, effective September 1, 2020, the table titled “Fees and Expenses of the Fund” on page 1 of the prospectus is revised as follows:

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.37%[a]

Other expenses	0.07	[a]

Acquired fund fees and expenses	0.02

Total annual fund operating expenses	0.46	[a,b]

Fee waiver/expense reimbursement	(0.06)[a,c,d]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.40	[b,d]

a Restated to reflect current fees.

b The figures shown in the fee table do not match the “Ratios to average net assets” shown in the Financial Highlights table, as those figures do not include acquired fund fees and expenses and exclude expenses permanently waived as a result of investments in other T. Rowe Price Funds.

c T. Rowe Price Associates, Inc., is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fee paid by each underlying T. Rowe Price Fund related to the fund’s investment therein. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price Funds. The T. Rowe Price Funds would be required to seek regulatory approval in order to terminate this arrangement.

d T. Rowe Price Associates, Inc., has contractually agreed to indefinitely waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses) that would cause the fund’s ratio of expenses to average daily net assets to exceed 0.40%. The agreement may only be terminated with approval by the fund’s shareholders. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s expense ratio is below 0.40% (excluding interest; expenses related to borrowings, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses). However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) any expense limitation in place at the time such amounts were waived; or (2) any current expense limitation.

In addition, effective September 1, 2020, the disclosure appearing under “The Management Fee” on page 10 is revised as follows:

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On September 1, 2020, the annual group fee rate was 0.29%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.08%. Prior to September 1, 2020, the fund paid the investment adviser an annual all-inclusive management fee of 0.40% based on its average daily net assets. The all-inclusive fee included investment management and other specified services and ordinary, recurring operating expenses. Under the new management fee arrangement, ordinary, recurring operating expenses are borne directly by the fund, and the fund’s new management fee includes investment management and other specified services.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s annual report to shareholders for the period ended May 31.

The Fund and the Acquiring Fund have substantially similar investment objectives, and relatively similar investment programs and performance history. Due to these similarities, the Reorganization will reduce inefficiencies and allow for potentially greater economies of scale. Accordingly, the Boards of the Fund and Acquiring Fund have determined that participation in the transaction (i) is in the best interest of shareholders; and (ii) will not result in dilution of the interests of existing shareholders.

The Reorganization is not expected to be a taxable event but redeeming or exchanging shares of the Fund prior to the Reorganization may be a taxable event depending on your individual tax situation. Detailed information about the Reorganization will be provided to shareholders in an information statement to be mailed in late September.

NO SHAREHOLDER ACTION IS REQUIRED IN CONNECTION WITH THE REORGANIZATION.

In anticipation of the Reorganization, the Fund will close to new accounts and will no longer accept purchases of additional shares from existing shareholders at the close of November 20, 2020.

Accordingly, on page 7 of the Fund’s prospectus, the following is added under “Purchase and Sale of Fund Shares”:

Effective at the close of the New York Stock Exchange on Friday, November 20, 2020 the fund will no longer be available for purchase, subject to certain exceptions.

In addition, on page 11 of the Fund’s prospectus, the following is added under “More Information About the Fund’s Investment Objectives, Strategies and Risks”:

Subject to certain exceptions, the fund will no longer accept new accounts or purchases of additional shares from existing shareholders (other than shares purchased through the reinvestment of dividends) after the close of the New York Stock Exchange (normally 4 p.m. ET) on Friday, November 20, 2020. Shareholders may still redeem shares at any time up until the reorganization is completed on or around November 30, 2020. The fund reserves the right, when T. Rowe Price determines that it is not adverse to the fund’s interests, to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

The date of this supplement is August 6, 2020.

E150-041 8/6/20